Exhibit 10.4(b)

FIRST AMENDMENT TO RESTATED LOAN AGREEMENT

This First Amendment to Restated Loan Agreement (this “Amendment”) dated as of October 29, 2008, is made among GMX RESOURCES INC., an Oklahoma corporation (the “Borrower”), the BANKS (as defined below), CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as administrative agent, arranger and bookrunner, for the Banks (and individually as a Bank), UNION BANK OF CALIFORNIA, N.A., as syndication agent (and individually as a Bank), BNP PARIBAS, as co-documentation agent (and individually as a Bank), and COMPASS BANK, as co-documentation agent (and individually as a Bank), who agree as follows:

RECITALS

A. This First Amendment to Restated Loan Agreement pertains to that certain Third Amended and Restated Loan Agreement dated effective as of June 12, 2008, among the Borrower, the Agent and the Banks (the “Loan Agreement”). As used in this Amendment, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

B. The Borrower, the Agent and the Banks desire to amend the Loan Agreement to reflect the increase in the Borrowing Base, to reflect the addition of Compass Bank as a co-documentation agent, and to provide for other matters pertinent to the Loan.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Banks, the parties hereto hereby agree as follows:

ARTICLE 1.

AMENDMENT AND AGREEMENT

1.1 The Borrower, the Agent and the Banks hereby agree that, upon the effectiveness of this Amendment, the Borrowing Base on such date shall be one hundred ninety million ($190,000,000.00) dollars, and at this time there is no Periodic Reduction in effect, all subject to future change in accordance with the terms of the Loan Agreement.

1.2 Upon satisfaction of each of the conditions set forth in paragraph 3.5, this Amendment shall amend and restate Schedule 1 to the Loan Agreement, at which time the Borrower, the Agent and the Banks hereby agree that the Commitment of each Bank shall be as set forth in this attached substitute Schedule 1. Upon such effectiveness, BNP Paribas shall be deemed to have sold and assigned, without recourse, separately and severally, to Capital One, National Association (as a Bank) and to Compass Bank, each the respective percentage interest of its Commitment and the outstanding balance of its Loan, and each such assignee Bank shall be deemed to have purchased and assumed, without recourse, from BNP Paribas, such respective percentage of BNP Paribas’ Commitment and portion of the Loan, such that BNP Paribas’s Commitment is reduced and Capital One, National Association’s and Compass Bank’s respective Commitment each is increased to the respective amount set forth on Schedule 1 attached to this

Amendment, in each case on the terms and conditions set forth in Exhibit B (Form of Assignment and Acceptance) to the Loan Agreement. The foregoing assignments shall be effective on the same terms and conditions as if BNP Paribas, as assignor, and Capital One, National Association (as a Bank), and Compass Bank, respectively, as assignee, had executed such an Assignment and Acceptance to effectuate the transfers set forth in this paragraph.

1.3 The Borrower agrees to promptly execute and deliver to the Agent a Louisiana Mortgage, granted a first priority mortgage, security interest and assignment of production in all of the Borrower’s interests in various oil and gas properties in the State of Louisiana, together with UCC Financing Statements pertaining thereto, in form and substance satisfactory to the Agent and Agent’s counsel.

1.4 The Borrower, the Agent and the Banks agree to use their best efforts to execute and deliver by November 12, 2008, a Second Amendment to Loan Agreement (i) to modify the Base Rate interest provisions to address the financial market’s compression between the Prime Rate and the LIBO Rate, (ii) to modify the covenant pertaining to the Borrower’s Hedging Program to increase the hedging limitation from 80% to 85%, and (iii) to add provisions to address issues that arise if a Bank fails to fund on its Commitment, all to be on terms mutually agreeable to the Borrower, the Agent and the Banks.

1.5 The Borrower shall pay to the Agent (i) for disbursement solely to Capital One, National Association (as a Bank) and Compass Bank, an upfront commitment / origination fee equal to two and three-quarters percent (2.75%) on the $10,800,000.00 portion of the $50,000,000.00 incremental increase to the Borrowing Base which is being reallocated to such Banks, being $297,000.00, with $159,500.00 to Capital One (on $5,800,000.00) and $137,500.00 to Compass Bank (on $5,000,000.00), and (ii) for disbursement pro rata to the Banks (on the basis of each Bank’s share of the remaining incremental increase to the Borrowing Base), an upfront commitment / origination fee equal to one-quarter of one percent (0.25%) on the remaining incremental increased portion of the Borrowing Base, equal to $98,000.00 (being 0.25% of the remaining incremental increase of $39,200,000.00). To illustrate the foregoing clause (ii), the share of Capital One, National Association of this part of the fee under clause (ii) is $33,500.00 and Compass Bank’s share under clause (ii) is $18,000.00, and BNP Pariba’s share is zero.

1.6 The Loan Agreement is amended to add Compass Bank as a co-documentation agent.

ARTICLE 2.

ACKNOWLEDGMENT OF COLLATERAL

2.1 The Borrower hereby specifically reaffirms all of the Collateral Documents. The Borrower hereby confirms and agrees that the Collateral Documents secure the Loan Agreement as amended by this Amendment.

ARTICLE 3.

MISCELLANEOUS

3.1 The Borrower represents and warrants to the Agent and the Banks (which representations and warranties will survive the execution of this Amendment) that (i) all representations and warranties contained in the Loan Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default, (iii) there has not occurred any material adverse change in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower and the Subsidiaries taken as a whole or any other facts, circumstances or conditions (financial or otherwise) upon which a Bank has relied or utilized in making its decision to enter into this Amendment, and (iv) there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Notes and the Loan Agreement. To the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action by the Borrower against the Agent or any Bank might exist, whether known or unknown, such items are hereby waived by the Borrower.

3.2 Except as expressly modified by this Amendment, all terms and provisions of the Loan Agreement are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with its terms.

3.3 The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, Borrower shall pay any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to hold Agent and the Banks harmless from and against any all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

3.4 This Amendment may be executed in multiple separate counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each party’s signature may appear on a separate counterpart but all such counterpart taken together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier or pdf email.

3.5 The provisions of this Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of Borrower contained in this Amendment is true, complete and accurate, (ii) no event exists which constitutes a Default, (iii) the receipt by the Agent of:

(w) a duly executed counterpart of this Amendment,

(x) duly executed restated Notes issued to Capital One, National Association (as a Bank), BNP Paribas, and Compass Bank, reflecting the transfer of interests in the Loan described in paragraph 1.2 of this Amendment,

(y) a certificate of the secretary of the Borrower setting forth resolutions of its board of directors in form and substance satisfactory to the Agent and Agent’s counsel with respect to the authorization of this Amendment, and

(z) a copy of the fully executed amendment to the Qualified Subordinated Debt and in particular the Intercreditor Agreement which shall amend the defined term “Senior Indebtedness” to increase each reference to “$185,000,000” to be instead “$200,000,000” in lieu of each occurrence thereof, such amendment to be in form, scope and substance satisfactory to the Agent and Agent’s counsel, and (iv) the receipt of the fee provided in paragraph 1.5 above. The Borrower hereby certifies by execution of this Amendment that the foregoing conditions (i) and (ii) are satisfied and true and correct.

3.6 Notwithstanding that such consent is not required under the Guaranty Agreements or the other Collateral Documents, Endeavor and Diamond each consents to the execution and delivery of this Amendment by the parties hereto. As a material inducement to the Agent and the Banks to amend the Loan Agreement as set forth herein, Endeavor and Diamond each (i) acknowledges and confirms the continuing existence, validity and effectiveness of its respective Guaranty Agreement and each of the other Collateral Documents to which it is a party and (ii) agrees that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise affect its obligations thereunder.

(Remainder of this Page Intentionally Left Blank; Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWER:	GMX RESOURCES INC.

	By:	/s/ James A. Merrill
	Name:	James A. Merrill
	Title:	Chief Financial Officer and Treasurer

AGENT:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

BANKS:	CAPITAL ONE, NATIONAL ASSOCIATION,
as a Bank

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

BNP PARIBAS

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

BNP PARIBAS

	By:	/s/ Courtney Kubesch
	Name:	Courtney Kubesch
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO RESTATED LOAN AGREEMENT]

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO RESTATED LOAN AGREEMENT]

AGREED TO AND ACKNOWLEDGED by the undersigned for the purposes set forth in paragraph 3.6.

ENDEAVOR PIPELINE INC.

By:	/s/ Keith Leffel
Name:	Keith Leffel
Title:	President

DIAMOND BLUE DRILLING CO.

By:	/s/ Richard Q. Hart
Name:	Richard Q. Hart
Title:	President

SCHEDULE 1

Effective October 29, 2008

Commitments of the Banks

Name and Address of Bank		Commitment of Bank
1.	Capital One, National Association	$74,631,578.95
	5718 Westheimer, Suite 600
	Houston, Texas 77057
	Attention: Eric Broussard
	Facsimile Number: (713) 435-5106
	Telephone Number: (713) 435-5278

2.	Union Bank of California, N.A.	$57,000,000.00
	500 North Akard, Suite 4200
	Dallas, Texas 75201
	Attention: Jarrod Bourgeois
	Facsimile Number: (214) 922-4209
	Telephone Number: (214) 922-4200

3.	BNP Paribas	$39,789,473.67
	1200 Smith Street, Suite 3100
	Houston, Texas 77002
	Attention: Edward Pak
	Facsimile Number: (713) 659-6915
	Telephone Number: (713) 982-1110

4.	Compass Bank	$42,578,947.38
	24 Greenway Plaza, Suite 1400A
	Houston, Texas 77046
	Attention: Kathleen J. Bowen
	Facsimile Number: (713) 968-8292
	Telephone Number: (713) 968-8273

5.	Fortis Capital Corp.	$36,000,000.00
	15455 N. Dallas Parkway, Suite 1400
	Addison, Texas 75001
	Attention: C. Scott Myatt
	Facsimile Number: (214) 754-5982
	Telephone Number: (214) 866-2522

		$250,000,000.00